UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	March 4, 2013
(March 1, 2013)

Exact Name of Registrant as Specified
Commission	in Charter, State of Incorporation,	I.R.S. Employer
File Number	Address and Telephone Number	Identification No.

001-32462	PNM Resources, Inc.	85-0468296
(A New Mexico Corporation)
414 Silver Ave. SW
Albuquerque, New Mexico 87102-3289
(505) 241-2700

001-06986	Public Service Company of New Mexico	85-0019030
(A New Mexico Corporation)
414 Silver Ave. SW
Albuquerque, New Mexico 87102-3289
(505) 241-2700

002-97230	Texas-New Mexico Power Company	75-0204070
(A Texas Corporation)
577 N. Garden Ridge Blvd.
Lewisville, Texas 75067
(972) 420-4189
______________________________
None
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant's Certifying Accountant.

Prior independent registered public accounting firm

On February 28, 2013, the Board of Directors of PNM Resources, Inc. (“PNMR”), on the recommendation of the Audit Committee of the Board, decided to dismiss Deloitte & Touche LLP (“Deloitte”) as the independent registered public accounting firm for PNMR and its wholly owned subsidiaries, Public Service Company of New Mexico (“PNM”) and Texas-New Mexico Power Company (“TNMP”), effective as of 5:00 PM Mountain Standard Time on March 1, 2013. Deloitte was informed of the decision on March 1, 2013.

Deloitte's reports on the PNMR, PNM and TNMP consolidated financial statements as of and for the fiscal years ended December 31, 2012 and 2011 contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2012 and 2011 and through March 1, 2013, there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused it to make reference to the subject matter of the disagreements in its reports for such years. During the fiscal years ended December 31, 2012 and 2011 and through March 1, 2013, there were no reportable events as defined in Item 304(a)(1)(v) of the Securities and Exchange Commission's (“SEC”) Regulation S-K.

Deloitte has been provided with a copy of the above disclosures in conjunction with the filing of this report. PNMR, PNM and TNMP requested that Deloitte provide them with a letter addressed to the SEC stating whether or not Deloitte agrees with the above disclosures and, if not, stating the respects in which it does not agree. A copy of Deloitte's letter, dated March 4, 2013, is attached as Exhibit 16 to this Form 8-K.

New independent registered public accounting firm

On February 28, 2013, the Board of Directors of PNMR, on the recommendation of the Audit Committee of the Board, decided to engage KPMG LLP as the new independent registered public accounting firm to audit the consolidated financial statements of PNMR, PNM and TNMP for the fiscal year ending December 31, 2013, which engagement was effective 5:00 PM Mountain Standard Time on March 1, 2013. The engagement of KPMG LLP as independent auditors will be submitted for ratification by PNMR's common shareholders at PNMR's 2013 annual meeting of shareholders. During the fiscal years ended December 31, 2012 and 2011 and through March 1, 2013, the date of engagement of KPMG LLP, neither PNMR, PNM nor TNMP nor any person on their behalf, has consulted with KPMG LLP with respect to (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the consolidated financial statements of PNMR, PNM and TNMP, and no written report or oral advice was provided by KPMG LLP to PNMR, PNM or TNMP that KPMG LLP concluded was an important factor considered by PNMR, PNM or TNMP in reaching a decision as to the accounting, auditing, or financial reporting issue; or (ii) any matter that was the subject of either a disagreement as defined in Item 304(a)(1)(iv) of the SEC's Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of the SEC's Regulation S-K.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit 16	Letter of Deloitte & Touche LLP dated March 4, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PNM RESOURCES, INC. PUBLIC SERVICE COMPANY OF NEW MEXICO TEXAS-NEW MEXICO POWER COMPANY

(Registrants)

Date: March 4, 2013	/s/ Thomas G. Sategna
Thomas G. Sategna
Vice President and Corporate Controller
(Officer duly authorized to sign this report)

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